                                                                     EXHIBIT 4.1



                         [PAIN THERAPEUTICS, INC. LOGO]

                            PAIN THERAPEUTICS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                             CUSIP 695621 00 7
THIS CERTIFIES THAT


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 EACH, OF

=========================== PAIN THERAPEUTICS, INC. ============================

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-Laws, as from time to time amended, of the Corporation (copies of which are on file at the office of the Transfer Agent), and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                    [PAIN THERAPEUTICS, INC. CORPORATE SEAL]


/s/ MICHAEL J. O'DONNELL                                            REMI BARBIER

               SECRETARY                  PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                          CHAIRMAN OF THE BOARD OF DIRECTORS



COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

BY                  TRANSFER AGENT AND REGISTRAR


                    AUTHORIZED SIGNATURE

                            PAIN THERAPEUTICS, INC.

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUESTS MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --as tenants in common              UNIF GIFT MIN ACT- _________ Custodian _________
     TEN ENT  --as tenants by the entireties                          (Cust)              (Minor)
     JT TEN   --as joint tenants with right of                       under Uniform Gifts to Minors
                survivorship and not as tenants                      Act ____________
                in common                                                  (State)

    Additional abbreviations may also be used though not in the above list.

 For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE.
---------------------------------------

---------------------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR POSTAL CODE OF
 ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares of the Common Stock represented by the within certificate and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated
     -------------------------



               -----------------------------------------------------------------
                       THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
               NOTICE: PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                       CHANGE WHATEVER


Signature(s) Guaranteed:



---------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO SEC RULE 17Ad-15



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.